UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------



                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 06/30/10
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                             CORPORATE INVESTORS

                                                                  REPORT FOR THE
                                                  SIX MONTHS ENDED JUNE 30, 2010



                                                                          [LOGO]

ADVISER
Babson Capital Management LLC *
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc. *
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE
www.babsoncapital.com/mci
            MassMutual Corporate Investors
            c/o Babson Capital Management LLC
[LOGO]      1500 Main Street, Suite 2200
            Springfield, Massachusetts 01115
            (413) 226-1516

*Member of the MassMutual Financial Group
---------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

FORM N-Q The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/mci; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available (1) on the Trust's website: http://www.babsoncapital. com/mci; and (2) on the SEC's website at http://www.sec.gov.

MCI
Listed
NYSE

                                                  MassMutual Corporate Investors
TO OUR SHAREHOLDERS

July 31, 2010
We are pleased to present the June 30, 2010 Quarterly Report of MassMutual Corporate Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 54 cents per share, payable on August 13, 2010 to shareholders of record on August 2, 2010. The Trust paid a 54 cent per share dividend for the preceding quarter. The Trust earned 54 cents per share of net investment income for the second quarter of 2010, compared to 52 cents per share in the previous quarter.

During the second quarter, the net assets of the Trust increased to $226,229,994 or $24.03 per share compared to $220,735,765 or $23.50 per share on March 31, 2010. This translates into a 4.6% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 15.8%, 4.2%, 9.1%, 10.1%, and 13.8% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's market price decreased 0.2% during the quarter, from $26.85 per share as of March 31, 2010 to $26.23 per share as of June 30, 2010. The Trust's market price of $26.23 per share equates to a 9.2% premium over the June 30, 2010 net asset value per share of $24.03. The Trust's average quarter-end premium for the 3-, 5-, and 10-year periods was 4.1%, 9.3% and 7.6%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 9.9% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, decreased 0.1% for the quarter.

The Trust closed two new private placement investments during the second quarter. The two new investments were in O E C Holdings Corporation and Wheaton Holding Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these two transactions was $4,500,000.

The amount of debt and equity capital available to finance middle market buyout transactions continued to increase during the second quarter. As a result, we saw an improving level of deal flow as the quarter progressed. Our contacts in the private equity and investment banking community indicate they currently are very busy processing a large number of potential transactions, so we expect deal flow during the remainder of 2010 to be very robust. Hopefully, this higher level of deal flow translates into a number of new investments for the Trust in the second half of the year. Leverage multiples continued to expand during the quarter as capital providers aggressively pursued deal opportunities. We expect leverage multiples to continue to increase during the rest of the year. The downward pressure on pricing and return expectations moderated during the quarter and we expect a relatively stable pricing environment for the rest of the year. As I have stated in prior quarters, despite constantly changing market conditions, our approach to investing will not change. We will continue to maintain the same discipline and investment philosophy that has served our shareholders well for so many years.

As the economy continued to rebound during the second quarter, the overall condition of our portfolio continued to improve as well. It was particularly refreshing to see many of our under performing companies start to report increased sales and earnings. In several situations where we had been deferring interest on our subordinated notes, performance improved to the point where the portfolio company was able to resume paying cash interest on our notes. Realization activity, which generally correlates highly with improved performance, also increased as the quarter progressed. We had two companies, Diversco, Inc. and K-Tek Holding Corporation, successfully sold in early July. There continues to be a significant number of portfolio companies that are in various stages of a sale process and we are hopeful that many of these will turn into successful realizations in the upcoming quarters.

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Michael L. Klofas

Michael L. Klofas
President

                            [PIE CHART APPEARS HERE]
                     Portfolio Composition as of 6/30/10 *

Private / 144A High                     Public High Yield
Yield Debt                              Debt
69.9%                                   15.0%

Private / Restricted                    Public Equity
Equity                                  0.8%
12.1%

Cash & Short Term
Investments
2.2%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010
(UNAUDITED)

ASSETS:
Investments
        (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
        (Cost - $219,892,503)                                                         $191,058,029
  Corporate restricted securities at market value
        (Cost - $ 15,478,665)                                                           15,040,974
  Corporate public securities at market value
        (Cost - $ 42,995,158)                                                           39,610,801
  Short-term securities at amortized cost                                                4,249,817
                                                                                      ------------
                                                                                       249,959,621
Cash                                                                                     1,208,586
Interest and dividends receivable                                                        5,962,930
Receivable for investments sold                                                            329,500
Other assets                                                                                12,571
                                                                                      ------------
        TOTAL ASSETS                                                                   257,473,208
                                                                                      ------------

LIABILITIES:
Investment advisory fee payable                                                            706,969
Note payable                                                                            30,000,000
Interest payable                                                                           202,105
Accrued expenses                                                                           127,881
Accrued taxes payable                                                                      145,855
Other payables                                                                              60,404
                                                                                      ------------
TOTAL LIABILITIES                                                                       31,243,214
                                                                                      ------------
TOTAL NET ASSETS                                                                      $226,229,994
                                                                                      ============

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited number authorized              $  9,415,079
Additional paid-in capital                                                             114,965,361
Retained net realized gain on investments, prior years                                 127,688,004
Undistributed net investment income                                                      7,175,870
Accumulated net realized loss on investments                                              (211,943)
Net unrealized depreciation of investments                                             (32,802,377)
                                                                                      ------------
TOTAL NET ASSETS                                                                      $226,229,994
                                                                                      ============
COMMON SHARES ISSUED AND OUTSTANDING                                                     9,415,079
                                                                                      ============
NET ASSET VALUE PER SHARE                                                             $      24.03
                                                                                      ============


See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED)

INVESTMENT INCOME:
Interest                                                                              $12,300,629
Dividends                                                                                  72,307
Other                                                                                      43,840
                                                                                      ------------
        TOTAL INVESTMENT INCOME                                                        12,416,776
                                                                                      ------------

EXPENSES:
Investment advisory fees                                                                1,396,768
Interest                                                                                  792,000
Trustees' fees and expenses                                                               115,300
Professional fees                                                                          74,400
Reports to shareholders                                                                    60,000
Custodian fees                                                                             12,000
Transfer agent/registrar's expenses                                                         9,000
Other                                                                                      14,928
                                                                                      ------------
        TOTAL EXPENSES                                                                  2,474,396
                                                                                      ------------
INVESTMENT INCOME - NET                                                                 9,942,380
                                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                                             658,890
Income tax expense                                                                         (1,308)
                                                                                      ------------
        Net realized gain on investments after taxes                                      657,582
Net change in unrealized depreciation of investments before taxes                       5,096,199
Net change in deferred income tax expense                                                  19,435
                                                                                      ------------
Net change in unrealized depreciation of investments after taxes                        5,115,634
                                                                                      ------------
        NET GAIN ON INVESTMENTS                                                         5,773,216
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $15,715,596
                                                                                      ============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED)

NET DECREASE IN CASH:
Cash flows from operating activities:
   Purchases/Proceeds/Maturities from short-term portfolio securities, net            $ (4,244,786)
   Purchases of portfolio securities                                                   (36,370,382)
   Proceeds from disposition of portfolio securities                                    27,132,380
   Interest, dividends and other income received                                         8,939,748
   Interest expense paid                                                                  (792,000)
   Operating expenses paid                                                              (1,634,776)
   Income taxes paid                                                                       (57,308)
                                                                                      ------------
        NET CASH USED FOR OPERATING ACTIVITIES                                          (7,027,124)
                                                                                      ------------

Cash flows from financing activities:
   Cash dividends paid from net investment income                                      (10,130,074)
   Receipts for shares issued on reinvestment of dividends                               1,149,005
                                                                                      ------------
        NET CASH USED FOR FINANCING ACTIVITIES                                          (8,981,069)
                                                                                      ------------
NET DECREASE IN CASH                                                                   (16,008,193)
Cash - beginning of year                                                                17,216,779
                                                                                      ------------
CASH - END OF PERIOD                                                                  $  1,208,586
                                                                                      ============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH USED FOR OPERATING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 15,715,596
                                                                                      ------------
   Increase in investments                                                             (19,399,973)
   Increase in interest and dividends receivable                                        (2,806,862)
   Increase in receivable for investments sold                                            (282,198)
   Increase in other assets                                                                (12,571)
   Increase in investment advisory fee payable                                              36,854
   Decrease in accrued expenses                                                            (37,066)
   Decrease in accrued taxes payable                                                       (75,435)
   Decrease in other payables                                                             (165,469)
                                                                                      ------------
        TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                                (22,742,720)
                                                                                      ------------
        NET CASH USED FOR OPERATING ACTIVITIES                                        $ (7,027,124)
                                                                                      ============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
4

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the six
                                                                           months ended     For the
                                                                            06/30/10       year ended
                                                                           (Unaudited)      12/31/09
                                                                           -----------    -----------
INCREASE IN NET ASSETS:

Operations:
   Investment income - net                                                 $  9,942,380   $ 19,170,412
   Net realized gain on investments                                             657,582        868,412
   Net change in unrealized depreciation of investments                       5,115,634      5,285,777
                                                                            -----------    -----------
   Net increase in net assets resulting from operations                      15,715,596     25,324,601

Increase from common shares issued on reinvestment of dividends
   Common shares issued (2010 - 47,463; 2009 - 48,107)                        1,149,005      1,137,714

Dividends to shareholders from:
   Net investment income (2010 - $0.54 per share; 2009 - $2.16 per share)    (5,071,561)   (20,168,880)
                                                                            -----------    -----------

TOTAL INCREASE IN NET ASSETS                                                 11,793,040      6,293,435

NET ASSETS, BEGINNING OF YEAR                                               214,436,954    208,143,519
                                                                            -----------    -----------

NET ASSETS, END OF PERIOD/YEAR (including undistributed net investment
   income of $7,175,870 and $2,305,051, respectively)                      $226,229,994   $214,436,954
                                                                           ============   ============


See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                                    For the six months        For the years ended December 31,
                                                     ended 06/30/2010  -----------------------------------------------
                                                        (Unaudited)     2009      2008      2007      2006     2005
                                                         ---------    --------  --------  --------  --------  --------
Net asset value:
  Beginning of year                                      $ 22.89      $ 22.33   $ 27.19   $ 27.51   $ 26.06   $ 24.34
                                                         --------     --------  --------  --------  --------  --------
Net investment income (a)                                   1.06         2.05      2.31      2.56      2.27      2.03
Net realized and unrealized
  gain (loss) on investments                                0.61         0.66     (5.02)    (0.35)     1.62      1.96(b)
                                                         --------     --------  --------  --------  --------  --------
Total from investment operations                            1.67         2.71     (2.71)     2.21      3.89      3.99
                                                         --------     --------  --------  --------  --------  --------
Dividends from net investment
  income to common shareholders                            (0.54)       (2.16)    (2.16)    (2.57)    (2.47)    (2.11)
Dividends from net realized gain
  on investments to common shareholders                       --           --        --        --     (0.01)    (0.18)
Increase from dividends reinvested                          0.01         0.01      0.01      0.04      0.04      0.02
                                                         --------     --------  --------  --------  --------  --------
Total dividends                                            (0.53)       (2.15)    (2.15)    (2.53)    (2.44)    (2.27)
                                                         --------     --------  --------  --------  --------  --------
Net asset value: End of period/year                      $ 24.03      $ 22.89   $ 22.33   $ 27.19   $ 27.51   $ 26.06
                                                         --------     --------  --------  --------  --------  --------
Per share market value:
  End of period/year                                     $ 26.23      $ 25.10   $ 19.25   $ 30.20   $ 34.89   $ 30.05
                                                         ========     ========  ========  ========  ========  ========
Total investment return
  Net asset value (c)                                       7.41%       12.64%   (10.34%)    8.72%    18.06%    20.04%
  Market value                                              6.80%       39.89%   (30.44%)   (8.78%)   29.04%    16.95%
Net assets (in millions):
  End of period/year                                     $226.23      $214.44   $208.14   $251.16   $251.69   $236.28
Ratio of operating expenses
  to average net assets                                     1.55%(d)     1.58%     1.49%     1.55%     1.43%     1.78%
Ratio of interest expense
  to average net assets                                     0.73%(d)     0.75%     0.67%     0.59%     0.60%     0.73%
Ratio of income tax expense
  to average net assets (e)                                 0.00%(d)     0.00%     0.00%     0.35%     2.46%     2.84%
Ratio of total expenses before custodian fee
  reduction to average net assets (e)                       2.28%(d)     2.33%     2.16%     2.49%     4.53%     5.36%
Ratio of net expenses after custodian fee
  reduction to average net assets (e)                       2.28%(d)     2.33%     2.16%     2.49%     4.49%     5.35%
Ratio of net investment income
  to average net assets                                     9.14%(d)     9.06%     9.01%     9.17%     8.19%     7.98%
Portfolio turnover                                            11%          23%       32%       44%       35%       35%

(a) Calculated using average shares.
(b) Amount includes $0.19 per share in litigation proceeds.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Annualized
(e) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)                       $   30       $   30     $   30   $   30     $    20   $    20
Asset coverage per $1,000
  of indebtedness                                          $8,541       $8,148     $7,938   $9,372     $13,584   $12,814

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 91.10%:(A)D                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 84.45%

A E COMPANY, INC.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
11% Senior Secured Note due 2015                                         $   1,413,462          *   $   1,385,193   $   1,427,861
13% Senior Subordinated Note due 2016                                    $   1,413,461   11/10/09       1,265,201       1,431,785
Common Stock (B)                                                          323,077 shs.   11/10/09         323,077         306,923
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                      161,538 shs.   11/10/09         119,991           1,615
                                                                                                    -------------   -------------
* 11/10/09 and 11/18/09.                                                                                3,093,462       3,168,184
                                                                                                    -------------   -------------

A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   2,516,449   11/21/07       2,465,140       2,541,613
Limited Partnership Interest (B)                                           23.16% int.   11/21/07         224,795         329,347
                                                                                                    -------------   -------------
                                                                                                        2,689,935       2,870,960
                                                                                                    -------------   -------------

A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $     850,946   12/31/08         739,153         867,964
Limited Liability Company Unit Class A-2 (B)                                1,276 uts.   12/31/08         140,406         174,193
Limited Liability Company Unit Class A-3 (B)                                1,149 uts.   12/31/08         126,365         156,774
                                                                                                    -------------   -------------
                                                                                                        1,005,924       1,198,931
                                                                                                    -------------   -------------

A S C GROUP, INC.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016                                 $   2,318,182   10/09/09       1,986,875       2,370,960
Limited Liability Company Unit Class A (B)                                  2,359 uts.   10/09/09         231,818         220,215
Limited Liability Company Unit Class B (B)                                  2,782 uts.   10/09/09         273,352              28
                                                                                                    -------------   -------------
                                                                                                        2,492,045       2,591,203
                                                                                                    -------------   -------------

A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     735,000   05/15/08         720,300         684,308
13% Senior Subordinated Note due 2015                                    $     735,000   05/15/08         671,403         655,731
Common Stock (B)                                                          105,000 shs.   05/15/08         105,000            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       36,923 shs.   05/15/08          62,395            --
                                                                                                    -------------   -------------
                                                                                                        1,559,098       1,340,039
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   2,198,996   12/27/07   $   2,156,427   $   2,204,252
Preferred Stock (B)                                                         1,031 shs.   12/27/07         510,000         423,889
                                                                                                    -------------   -------------
                                                                                                        2,666,427       2,628,141
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $   1,627,500   03/09/07       1,603,088       1,649,515
14% Senior Subordinated Note due 2015                                    $   1,260,000   03/09/07       1,157,982       1,260,000
Common Stock (B)                                                          262,500 shs.   03/09/07         262,500          14,956
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       66,116 shs.   03/09/07         111,527           3,767
                                                                                                    -------------   -------------
                                                                                                        3,135,097       2,928,238
                                                                                                    -------------   -------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $   1,140,317   09/26/08       1,050,599       1,127,381
Common Stock (B)                                                            1,347 shs.   09/26/08         134,683          78,409
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          958 shs.   09/26/08          87,993          55,765
                                                                                                    -------------   -------------
                                                                                                        1,273,275       1,261,555
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   3,187,495          *       3,033,665       3,187,495
Preferred Class A Unit (B)                                                  3,223 uts.         **         322,300         529,914
Preferred Class B Unit (B)                                                  1,526 uts.   06/09/08         152,626         208,946
Common Class B Unit (B)                                                    30,420 uts.   01/22/04               1          93,594
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1          21,475
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      3,508,593       4,041,424
                                                                                                    -------------   -------------
APEX ANALYTIX HOLDING CORPORATION
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2016                                  $   1,912,500   04/28/09       1,615,156       1,950,750
Preferred Stock Series B (B)                                                3,065 shs.   04/28/09         306,507         353,438
Common Stock (B)                                                            1,366 shs.   04/28/09           1,366         157,524
                                                                                                    -------------   -------------
                                                                                                        1,923,029       2,461,712
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
8

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $   1,859,060   05/18/05   $   1,667,348   $   1,580,201
Preferred Stock (B)                                                            63 shs.   10/16/09          62,756          31,380
Common Stock (B)                                                              497 shs.   05/18/05         497,340            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128            --
                                                                                                    -------------   -------------
                                                                                                        2,339,572       1,611,581
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06       2,177,821       2,281,593
Preferred Stock Class A (B)                                                   879 shs.   06/30/06         268,121         156,437
Common Stock (B)                                                                 1 sh.   06/30/06             286            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          309 shs.   06/30/06          92,102          54,979
                                                                                                    -------------   -------------
                                                                                                        2,538,330       2,493,009
                                                                                                    -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     750,872   08/07/08         735,855         704,821
12.5% Senior Subordinated Note due 2015                                  $     750,872   08/07/08         690,426         670,761
Common Stock (B)                                                           73,256 shs.   08/07/08          73,256            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       57,600 shs.   08/07/08          57,689            --
                                                                                                    -------------   -------------
                                                                                                        1,557,226       1,375,582
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *             503       1,126,577
*12/30/97 and 05/29/99.                                                                             -------------   -------------

CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   2,400,000   12/02/08       2,225,100       2,448,000
Preferred Stock (B)                                                           277 shs.   12/02/08         276,900         337,320
                                                                                                    -------------   -------------
                                                                                                        2,502,000       2,785,320
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $   1,214,286   10/10/08   $   1,098,929   $   1,238,572
Common Stock (B)                                                              607 shs.   10/10/08          60,714          39,098
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          934 shs.   10/10/08          91,071          60,151
                                                                                                    -------------   -------------
                                                                                                        1,250,714       1,337,821
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)                                $   1,456,429   01/12/07       1,358,631         873,857
Limited Liability Company Unit Class A (B)                                156,046 uts.   01/12/07         156,046            --
Limited Liability Company Unit Class C (B)                                112,873 uts.   01/12/07         112,873            --
Limited Liability Company Unit Class D (B)                              1,268,437 uts.   05/03/10            --              --
Limited Liability Company Unit Class E (B)                                  2,081 uts.   05/03/10            --              --
                                                                                                    -------------   -------------
                                                                                                        1,627,550         873,857
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                             17,152 shs.   07/05/07         700,392       1,715,247
Preferred Stock Series C (B)                                                8,986 shs.   07/05/07         300,168         898,560
Common Stock (B)                                                              718 shs.   07/05/07               7             251
Limited Partnership Interest (B)                                           12.64% int.          *         189,586              --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05.                                                                                 1,190,153       2,614,058
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,473,370       2,550,000
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          20 shs.   08/04/05         137,166         187,630
                                                                                                    -------------   -------------
                                                                                                        2,610,536       2,737,630
                                                                                                    -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   2,295,000   08/21/08       2,090,661       2,336,927
Common Stock (B)                                                          255,000 shs.   08/21/08         255,000          11,005
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      136,070 shs.   08/21/08         194,826           5,872
                                                                                                    -------------   -------------
                                                                                                        2,540,487       2,353,804
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
10

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
CUSTOM ENGINEERED WHEELS, INC.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016                                  $   2,182,212   10/27/09   $   1,892,808   $   2,227,721
Preferred Stock PIK (B)                                                       296 shs.   10/27/09         295,550         280,773
Preferred Stock Series A (B)                                                  216 shs.   10/27/09         197,152               2
Common Stock (B)                                                               72 shs.   10/27/09          72,238          68,628
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           53 shs.   10/27/09          48,608               1
                                                                                                    -------------   -------------
                                                                                                        2,506,356       2,577,125
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,758,010       1,797,413
Limited Partnership Interest (B)                                            1.82% int.   10/30/06         702,174         489,115
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        50 shs.   10/30/06          49,830          61,449
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           34 shs.   10/30/06          34,000              --
                                                                                                    -------------   -------------
                                                                                                        2,544,014       2,347,977
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.20% int.   08/27/98         734,090            --
Preferred Stock (B)                                                         2,586 shs.   12/14/01       2,186,976       2,588,420
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                        13,352 shs.          *         403,427         382,209
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 3,324,493       2,970,629
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     405,000   11/01/06         398,925         413,020
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         786,802         855,000
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         159,193
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       56,514 shs.   11/01/06          78,160          49,981
                                                                                                    -------------   -------------
                                                                                                        1,443,887       1,477,194
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            6,906 shs.          *   $     690,600   $   1,197,276
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.   10/30/03         186,469         352,558
                                                                                                    -------------   -------------
*10/30/03 and 01/02/04.                                                                                   877,069       1,549,834
                                                                                                    -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   2,332,768   01/08/08       2,288,865       2,252,390
Common Stock (B)                                                              660 shs.   01/08/08         329,990          74,013
                                                                                                    -------------   -------------
                                                                                                        2,618,855       2,326,403
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04          77,208          61,082
                                                                                                    -------------   -------------
EATEM HOLDING COMPANY
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018                                  $   2,850,000   02/01/10       2,471,700       2,872,049
Common Stock (B)                                                              150 shs.   02/01/10         150,000         142,500
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          358 shs.   02/01/10         321,300               4
                                                                                                    -------------   -------------
                                                                                                        2,943,000       3,014,553
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   2,225,389   10/06/08       2,181,700       2,267,049
Preferred Stock (B)                                                         4,341 shs.   10/06/08         434,074         201,819
Common Stock (B)                                                            3,069 shs.   10/06/08           3,069            --
                                                                                                    -------------   -------------
                                                                                                        2,618,843       2,468,868
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014 (D)                                $   2,390,625   06/01/06       2,220,452            --
Limited Liability Company Units of Linden/FHS Holdings LLC (B)                159 uts.   06/01/06         159,362            --
Common Unit Class B (B)                                                     1,386 uts.   06/01/06         122,361            --
                                                                                                    -------------   -------------
                                                                                                        2,502,175            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
12

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)                                $     918,385   04/13/06   $     904,609   $     229,596
14% Senior Subordinated Note due 2014 (D)                                $     555,059   04/13/06         495,635            --
                                                                                                    -------------   -------------
                                                                                                        1,400,244         229,596
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015                                    $   1,912,500   11/01/07       1,727,592       1,816,875
16% PIK Note due 2015                                                    $     436,141   12/31/08         421,603         414,334
8% Series A Convertible Preferred Stock, convertible into
  fully dilluted common shares (B)                                        146,658 shs.   11/01/07         146,658          52,917
                                                                                                    -------------   -------------
                                                                                                        2,295,853       2,284,126
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2013 (D)                               $     685,100   10/15/09         512,231         513,825
Preferred Stock (B)                                                            40 shs.          *          40,476            --
Preferred Stock Series B (B)                                                2,055 shs.   10/15/09       1,536,694
Common Stock (B)                                                              340 shs.   02/10/06         340,000            --
Common Stock Class C (B)                                                      560 shs.   10/15/09            --              --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          126 shs.   02/10/06         116,875            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.                                                                                2,546,276         513,825
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.   07/21/94         367,440          --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *       1,921,994       2,043,269
Common Stock (B)                                                               63 shs.          *          62,742          88,147
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          200 shs.          *         199,501         280,290
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                2,184,237       2,411,706
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   2,075,581   08/19/08   $   1,920,297   $   1,971,802
Common Stock (B)                                                              474 shs.   08/19/08         474,419          83,423
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          123 shs.   08/19/08         113,773          21,562
                                                                                                    -------------   -------------
                                                                                                        2,508,489       2,076,787
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               69 shs.   02/27/07           2,077         221,827
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           20 shs.   02/27/07             612          65,334
                                                                                                    -------------   -------------
                                                                                                            2,689         287,161
                                                                                                    -------------   -------------
INTERNATIONAL OFFSHORE SERVICES LLC
A leading provider of marine transportation services, platform decomissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017                         $   2,550,000   07/07/09       2,299,566       2,581,309
Limited Liability Company Unit (B)                                          3,112 uts.   07/07/09         186,684              31
                                                                                                    -------------   -------------
                                                                                                        2,486,250       2,581,340
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010 (D)                                $     963,687   08/04/00         848,275          48,184
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.   08/03/00         886,470            --
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412            --
                                                                                                    -------------   -------------
                                                                                                        1,850,157          48,184
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04       1,559,825       1,593,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109         202,175
                                                                                                    -------------   -------------
                                                                                                        1,660,934       1,795,925
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
Common Stock (B)                                                          220,673 shs.   10/15/07         135,084         270,607
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                                 MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
15.5% Senior Subordinated Note due 2013 (D)                              $   3,012,887   05/25/06   $   2,641,395   $   2,259,666
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       82,357 shs.   05/25/06          71,534            --
                                                                                                    -------------   -------------
                                                                                                        2,847,139       2,259,666
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014 (D)                                $   2,106,522   07/16/08       1,968,368       1,790,544
Convertible Preferred Stock Series C (B)                                       55 shs.   06/30/09          55,435            --
Convertible Preferred Stock Series D (B)                                       24 shs.   09/17/09          24,476            --
Common Stock (B)                                                              443 shs.   07/15/08         443,478            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          734 shs.          *          96,024            --
                                                                                                    -------------   -------------
* 07/16/08 and 09/17/09.                                                                                2,587,781       1,790,544
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
18% Senior Subordinated Note due 2014                                    $   2,938,407   03/14/07       2,667,363       2,350,726
Common Stock (B)                                                              232 shs.   03/13/07         232,000            --
Warrant, exercisable until 2019, to purchase
  preferred stock at $.01 per share (B)                                       134 shs.   07/07/09            --              --
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                          167 shs.   03/14/07         162,260            --
                                                                                                    -------------   -------------
                                                                                                        3,061,623       2,350,726
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   2,287,451   12/20/07       2,246,086       2,310,326
Preferred Stock (B)                                                       363,260 shs.   12/20/07         363,260         443,811
Common Stock (B)                                                          102,616 shs.   12/20/07           1,026         300,124
                                                                                                    -------------   -------------
                                                                                                        2,610,372       3,054,261
                                                                                                    -------------   -------------
L H D EUROPE HOLDING, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
Common Stock (B)                                                               85 shs.   12/28/09           7,916          24,225
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $   1,236,312   09/12/08   $   1,146,005   $   1,175,484
Common Stock (B)                                                               61 shs.   09/12/08          60,714            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           66 shs.   09/12/08          65,571            --
                                                                                                    -------------   -------------
                                                                                                        1,272,290       1,175,484
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     975,000   05/04/07         912,469         975,000
Limited Liability Company Unit (B)                                         24,109 uts.          *         314,464         332,804
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        3,375 shs.   05/04/07          43,031          46,589
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.                                                                                1,269,964       1,354,393
                                                                                                    -------------   -------------
MANHATTAN BEACHWEAR HOLDING COMPANY
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018                                  $   2,647,059   01/15/10       2,320,245       2,682,925
Common Stock (B)                                                              353 shs.   01/15/10         352,941         335,293
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          312 shs.   01/15/10         283,738               3
                                                                                                    -------------   -------------
                                                                                                        2,956,924       3,018,221
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.03% Senior Secured Tranche A Note due 2010 (C)                         $     193,178   09/03/04         193,178         192,365
12.5% Senior Secured Tranche B Note due 2011                             $     313,433   09/03/04         303,187         306,684
6.79% Senior Secured Revolver due 2011 (C)                               $      50,933   09/03/04          50,932          50,232
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          16,940
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.   09/03/04          39,473          12,239
                                                                                                    -------------   -------------
                                                                                                          645,539         578,460
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $   1,169,464   08/29/08       1,046,168       1,192,854
Preferred Unit (B)                                                            126 uts.   08/29/08         125,519         142,332
Common Unit Class A (B)                                                     1,268 uts.   08/29/08           1,268          25,095
Common Unit Class B (B)                                                       472 uts.   08/29/08         120,064           9,337
                                                                                                    -------------   -------------
                                                                                                        1,293,019       1,369,618
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   2,161,017   09/24/08   $   1,981,274   $   2,052,966
Preferred Stock (B)                                                           107 shs.   09/24/08         103,255            --
Limited Partnership Interest (B)                                            1.40% int.   09/16/08         388,983            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/24/08          33,268            --
                                                                                                    -------------   -------------
                                                                                                        2,506,780       2,052,966
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013 (D)                                $   2,685,614          *       2,588,904       2,282,772
Common Stock (B)                                                              450 shs.          *         450,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          164 shs.          *         162,974            --
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.                                                                                3,201,878       2,282,772
                                                                                                    -------------   -------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   2,353,846   07/21/08       2,233,224       2,118,461
Preferred Stock (B)                                                           263 shs.   07/21/08         261,830            --
Common Stock (B)                                                               18 shs.   07/21/08          20,000            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           10 shs.   07/21/08          11,285            --
                                                                                                    -------------   -------------
                                                                                                        2,526,339       2,118,461
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           21.23% int.   08/04/06         106,153         243,812
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                        1,107 shs.   08/04/06         107,109         254,146
                                                                                                    -------------   -------------
                                                                                                          213,262         497,958
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014 (D)                                $   2,550,000   07/25/08       2,412,564       1,275,000
14% PIK Note due 2014 (D)                                                $     792,791   07/25/08         646,821         396,395
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          152 shs.   03/31/06         138,125            --
                                                                                                    -------------   -------------
                                                                                                        3,197,510       1,671,395
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014 (D)                                $     625,000   02/24/06   $     575,313   $     312,500
Limited Liability Company Unit (B)                                            825 uts.          *         825,410            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          129 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                1,437,911         312,500
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
10.75% Senior Secured Note due 2011 (D)                                  $     609,206   05/28/04         607,397         578,746
14% Senior Subordinated Note due 2014 (D)                                $   1,338,613   05/28/04       1,155,793            --
                                                                                                    -------------   -------------
                                                                                                        1,763,190         578,746
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   2,125,000   08/02/07       1,888,243       2,146,250
Common Stock (B)                                                          425,000 shs.   08/02/07         425,000         487,724
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                      119,360 shs.   08/02/07         194,257         136,976
                                                                                                    -------------   -------------
                                                                                                        2,507,500       2,770,950
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $   1,530,000   02/02/07       1,408,570       1,159,194
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             2.73% int.   02/01/07       1,019,980            --
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                15 uts.          *          15,389           7,695
Limited Liability Company Unit Class D-1 of
  Saw Mill PCG Partners LLC (B)                                                95 uts.   09/30/09          95,405          47,713
Preferred Stock Class A (B)                                                      1 sh.   12/18/08           1,370             686
Preferred Stock Class A-1 (B)                                                   7 shs.   09/30/09           8,278           4,140
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           91 shs.   02/02/07          90,830            --
                                                                                                    -------------   -------------
* 12/18/08 and 09/30/09.                                                                                2,639,822       1,219,428
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
NORTHWEST MAILING SERVICES, INC.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016                                    $   2,281,579   07/09/09   $   1,915,080   $   2,350,026
Limited Partnership Interest (B)                                            2,684 uts.   07/09/09         268,421         255,000
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        3,498 shs.   07/09/09         349,753              35
                                                                                                    -------------   -------------
                                                                                                        2,533,254       2,605,061
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
10% Senior Secured Note due 2012                                         $     812,500   01/28/02         812,500         771,875
15% Senior Subordinated Note due 2012 (D)                                $     500,000   01/28/02         473,642         250,000
Convertible Preferred Stock A (B)                                           1,000 shs.   01/28/02         961,637            --
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045            --
                                                                                                    -------------   -------------
                                                                                                        2,722,324       1,021,875
                                                                                                    -------------   -------------
O E C HOLDINGS CORPORATION
Headquartered in Dover Plains, New York, Oracle Elevator Company provides elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017                                    $   1,333,333   06/04/10       1,213,349       1,338,470
Preferred Stock Series A (B)                                                1,661 shs.   06/04/10         166,062         157,759
Preferred Stock Series B (B)                                                  934 shs.   06/04/10          93,376               9
Common Stock (B)                                                            1,032 shs.   06/04/10           1,032             981
                                                                                                    -------------   -------------
                                                                                                        1,473,819       1,497,219
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     145,713   01/03/06         143,527         145,713
13% Senior Subordinated Note due 2013                                    $     687,241   01/03/06         639,325         687,241
Common Stock (B)                                                          322,307 shs.   01/03/06         322,307         230,626
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       75,378 shs.   01/03/06          62,824          53,937
                                                                                                    -------------   -------------
                                                                                                        1,167,983       1,117,517
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2010 (D)                                $   1,022,000   08/07/98       1,022,000         153,300
12% Senior Subordinated Note due 2010 (D)                                $     307,071   02/09/00         268,283          46,061
                                                                                                    -------------   -------------
                                                                                                        1,290,283         199,361
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          3,667 uts.   01/17/06   $     572,115   $     521,311
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          619 shs.   01/17/06         170,801          88,016
                                                                                                    -------------   -------------
                                                                                                          742,916         609,327
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   2,335,864   07/03/06       2,257,789       2,371,019
Preferred Unit (B)                                                            382 uts.   07/03/06         382,150         581,167
Preferred Unit (B)                                                             69 uts.   07/03/06          68,790         104,615
Common Unit Class I (B)                                                       148 uts.   07/03/06            --           616,819
Common Unit Class L (B)                                                        31 uts.   07/03/06            --           130,350
                                                                                                    -------------   -------------
                                                                                                        2,708,729       3,803,970
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   2,295,000   03/31/06       2,195,027       2,295,000
Preferred Stock (B)                                                            36 shs.   03/31/06         329,596         457,549
Common Stock (B)                                                               23 shs.   03/31/06          25,500         197,647
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           13 shs.   03/31/06          11,122         114,971
                                                                                                    -------------   -------------
                                                                                                        2,561,245       3,065,167
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $   1,351,424   04/27/07       1,279,381       1,237,206
Limited Liability Company Unit (B)                                      1,754,707 uts.   04/27/07          63,233            --
                                                                                                    -------------   -------------
                                                                                                        1,342,614       1,237,206
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   2,125,000   12/19/00       2,071,563       2,123,795
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.   12/21/00         265,625         274,694
                                                                                                    -------------   -------------
                                                                                                        2,337,188       2,398,489
                                                                                                    -------------   -------------
PEARLMAN ENTERPRISES, INC.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                2,334 shs.   05/22/09         111,508            --
Preferred Stock Series B (B)                                               13,334 shs.   05/22/09         547,872            --
Common Stock (B)                                                           40,540 shs.   05/22/09       1,877,208            --
                                                                                                    -------------   -------------
                                                                                                        2,536,588            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013                                    $   1,530,000   06/03/10   $   1,499,400   $   1,533,596
3% Senior Subordinated PIK Note due 2014 (D)                             $   2,198,100   10/02/06       2,014,226            --
Limited Liability Company Unit Class A (B)                                  1,384 uts.   10/02/06         510,000            --
Limited Liability Company Unit (B)                                            143 uts.   05/22/09          72,042          67,828
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        8,595 shs.   10/02/06         124,644            --
                                                                                                    -------------   -------------
                                                                                                        4,220,312       1,601,424
                                                                                                    -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   2,372,093   02/11/08       2,189,265       2,274,165
Limited Partnership Interest (B)                                           23.70% int.   02/11/08         177,729          21,606
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        1,322 shs.   02/11/08         167,588          42,581
                                                                                                    -------------   -------------
                                                                                                        2,534,582       2,338,352
                                                                                                    -------------   -------------
PRECISION WIRE HOLDING COMPANY
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016                                 $   2,564,895   11/12/09       2,313,217       2,604,281
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          206 shs.   11/12/09         203,944               2
                                                                                                    -------------   -------------
                                                                                                        2,517,161       2,604,283
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
13% Senior Subordinated Note due 2013                                    $   1,742,711   05/28/04       1,598,853       1,820,047
Common Stock (B)                                                          354,167 shs.   05/28/04         354,166         515,941
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                      377,719 shs.   05/28/04         377,719         550,250
                                                                                                    -------------   -------------
                                                                                                        2,330,738       2,886,238
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
14.5% Senior Subordinated Note due 2014                                  $   2,434,074   12/15/06       2,244,702       2,312,370
Limited Liability Company Unit (B)                                          2,828 uts.   12/15/06         282,810          88,662
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            3 shs.   12/15/06         131,483          41,812
                                                                                                    -------------   -------------
                                                                                                        2,658,995       2,442,844
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/18/08   $   2,467,911   $   2,551,017
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            6 shs.   01/18/08          31,089             468
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,551,485
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $   1,062,500   11/14/03       1,032,510       1,052,506
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946         120,828
                                                                                                    -------------   -------------
                                                                                                        1,155,456       1,173,334
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the woodworking industry.
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212         274,395
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,487,423       1,538,793
Preferred Stock Series A (B)                                               66,185 shs.   05/28/10          66,185          62,876
Common Stock (B)                                                              612 shs.          *         642,937       1,045,385
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         228,242
                                                                                                    -------------   -------------
* 09/10/04 and 10/05/07.                                                                                2,310,123       2,875,296
                                                                                                    -------------   -------------
SENCORE HOLDING COMPANY
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $   1,765,385   01/15/09       1,564,156       1,500,577
Common Stock (B)                                                              131 shs.   01/15/09         130,769           9,657
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          282 shs.   01/15/09         281,604          20,801
                                                                                                    -------------   -------------
                                                                                                        1,976,529       1,531,035
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   2,223,076          *       2,051,189       2,160,501
Limited Liability Company Unit (B)                                            619 uts.          *         631,592         329,829
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                          157 shs.          *         164,769          83,557
                                                                                                    -------------   -------------
* 08/31/07 and 03/06/08.                                                                                2,847,550       2,573,887
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
SPARTAN FOODS HOLDING COMPANY
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 2017                                 $   1,912,500   12/15/09   $   1,655,527   $   1,940,317
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          257 shs.   12/15/09         227,109               3
                                                                                                    -------------   -------------
                                                                                                        1,882,636       1,940,320
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   2,297,852   10/23/08       2,163,806       2,343,809
Common Stock (B)                                                           30,000 shs.   10/23/08         300,000         271,492
Warrant, excercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       11,054 shs.   10/23/08         100,650         100,036
                                                                                                    -------------   -------------
                                                                                                        2,564,456       2,715,337
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06       2,134,093       2,120,721
Common Stock (B)                                                              311 shs.   08/01/06         310,976          52,810
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          104 shs.   08/01/06          93,293          17,588
                                                                                                    -------------   -------------
                                                                                                        2,538,362       2,191,119
                                                                                                    -------------   -------------
SUNDANCE INVESTCO LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)                                  6,429 shs.   03/31/10            --              --
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2016                                  $   2,600,830   09/02/08       2,441,188       2,609,152
Redeemable Preferred Stock Series A (B)                                     1,280 shs.   09/02/08          12,523           9,027
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       12,803 shs.   09/02/08         112,693            --
                                                                                                    -------------   -------------
                                                                                                        2,566,404       2,618,179
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/14/08       2,410,946       2,040,000
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            9 shs.   01/14/08          88,054            --
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,040,000
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
TELECORPS HOLDINGS, INC.
A provider of equipment and services to producers of television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   3,176,506          *   $   2,785,539   $   3,017,681
Common Stock (B)                                                              270 shs.   09/02/09          10,994            --
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        7,906 shs.          *         327,437            --
                                                                                                    -------------   -------------
* 05/20/09 and 09/02/09.                                                                                3,123,970       3,017,681
                                                                                                    -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $   1,162,110          *       1,118,762         928,061
6.79% Term Note due 2012 (C)                                             $   1,366,155          *       1,361,705       1,269,425
8.75% Term Note due 2012 (C)                                             $       1,449          *           1,449           1,347
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          3.97% int.         **         149,176            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           72 shs.   04/28/06          59,041            --
                                                                                                    -------------   -------------
* 04/28/06 and 09/13/06. ** 03/01/05 and 10/10/08.                                                      2,690,133       2,198,833
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
14.5% Senior Subordinated Note due 2013 (D)                              $   2,455,561   10/26/07       2,102,363            --
Series A Preferred Stock (B)                                                  414 shs.   10/26/07         414,051            --
                                                                                                    -------------   -------------
                                                                                                        2,516,414            --
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     851,351   03/02/07         838,581         808,783
13% Senior Subordinated Note due 2014 (D)                                $     598,450   03/02/07         490,608         299,225
                                                                                                    -------------   -------------
                                                                                                        1,329,189       1,108,008
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer and wholesaler of home decor and seasonal gift products.
14% Senior Subordinated Note due 2015 (D)                                $   1,773,006   10/31/07       1,649,939       1,684,356
Common Stock (B)                                                              209 shs.   10/31/07         208,589            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           94 shs.   10/31/07          87,607            --
                                                                                                    -------------   -------------
                                                                                                        1,946,135       1,684,356
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
24

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $   1,734,000   08/31/05   $   1,686,481   $   1,751,340
Common Stock (B)                                                            1,078 shs.          *       1,078,450       1,516,446
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           86 shs.   08/31/05          77,485         120,843
                                                                                                    -------------   -------------
* 08/31/05 and 04/30/07.                                                                                2,842,416       3,388,629
                                                                                                    -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   2,712,000   02/05/98       2,681,582       2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         746,449
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         526,068
                                                                                                    -------------   -------------
                                                                                                        3,680,414       3,984,517
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flatbed bodies, landscape bodies and other accessories.
8% Senior Subordinated Note due 2011 (D)                                 $   2,309,541          *       2,141,949       1,385,725
Preferred Stock Series B (B)                                                  241 shs.   10/20/08         241,172            --
Common Stock (B)                                                              742 shs.          *         800,860            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          153 shs.          *         159,894            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        1,054 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                3,343,875       1,385,725
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03          68,059          51,863
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $   1,773,283   02/08/08       1,747,696       1,762,462
Convertible Preferred Stock (B)                                               887 shs.   02/08/08         886,956         420,405
                                                                                                    -------------   -------------
                                                                                                        2,634,652       2,182,867
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
14.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04   $   1,805,456   $   1,787,995
14.5% PIK Note due 2012                                                  $     272,292   10/06/09         232,400         258,677
Common Stock (B)                                                              182 shs.   04/30/04         182,200          13,260
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736          16,770
                                                                                                    -------------   -------------
                                                                                                        2,431,792       2,076,702
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     802,941   05/17/07         790,897         793,868
13% Senior Subordinated Note due 2014                                    $     648,530   05/17/07         595,643         637,587
18% PIK Convertible Preferred Stock (B)                                    37,381 shs.   03/13/09          72,519          58,015
Common Stock (B)                                                          123,529 shs.   05/17/07         123,529            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       35,006 shs.   05/17/07         55,055             --
                                                                                                    -------------   -------------
                                                                                                        1,637,643       1,489,470
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2011                                $     165,165   10/29/09         150,904         156,907
5% Senior Subordinated PIK Note due 2011 (D)                             $     850,000   06/30/07         741,532         807,500
Class B Unit (B)                                                          767,881 uts.   10/29/09         348,058            --
Class C Unit (B)                                                          850,000 uts.   10/29/09         780,572         196,578
Limited Liability Company Unit Class A (B)                                723,465 uts.          *         433,222            --
Limited Liability Company Unit Class B (B)                                182,935 uts.   07/19/04         182,935            --
                                                                                                    -------------   -------------
* 07/19/04 and 10/29/09.                                                                                2,637,223       1,160,985
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   2,241,855   11/15/07       2,196,409       2,264,274
Limited Liability Company Unit Class B (B)                                    423 uts.   11/15/07         422,652         510,171
Limited Liability Company Unit Class C (B)                                    423 uts.   11/15/07            --           415,292
                                                                                                    -------------   -------------
                                                                                                        2,619,061       3,189,737
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.40% int.   07/12/04           3,728            --
Common Stock (B)                                                            4,028 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            3,728            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
14.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06   $   1,621,114   $   1,635,188
Common Stock (B)                                                              191 shs.   11/30/06         191,250          29,705
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           95 shs.   11/30/06          86,493          14,830
                                                                                                    -------------   -------------
                                                                                                        1,898,857       1,679,723
                                                                                                    -------------   -------------
WHEATON HOLDING CORPORATION
A distrtibutor and manufacturer of laboratory supply products and packaging.
13% Senior Subordinated Note due 2017                                    $   3,000,000   06/08/10       2,728,931       3,000,000
Preferred Stock Series B (B)                                                2,109 shs.   06/08/10         210,924              21
Common Stock (B)                                                            1,058 shs.   06/08/10           1,058              11
                                                                                                    -------------   -------------
                                                                                                        2,940,913       3,000,032
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $   1,159,196   05/14/07       1,073,816         811,437
Limited Partnership Interest (B)                                           23.16% int.   05/14/07         115,804            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           88 shs.   05/14/07          83,462            --
                                                                                                    -------------   -------------
                                                                                                        1,273,082         811,437
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15.5% Senior Subordinated Note due 2015 (D)                              $   2,322,844   09/08/08       2,272,887       1,161,422
Common Stock (B)                                                              283 shs.   09/08/08         283,333            --
                                                                                                    -------------   -------------
                                                                                                        2,556,220       1,161,422
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                               219,892,503     191,058,029
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

JUNE 30, 2010
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE RESTRICTED SECURITIES:(A) (CONTINUED)                RATE        DATE         AMOUNT           COST           VALUE
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 6.65%:
BONDS - 6.60%
Advanced Micro Devices, Inc.                                   8.125%    12/15/17    $    750,000     $   715,598    $    744,375
Appleton Papers, Inc.                                         11.250     12/15/15         303,000         300,000         249,975
Avis Budget Car Rental LLC                                     9.625     03/15/18          85,000          83,839          85,213
Cemex Finance LLC                                              9.500     12/14/16         375,000         392,275         361,828
Cenveo Corporation                                            10.500     08/15/16         100,000         100,000         101,750
Clear Channel Worldwide Holdings, Inc.                         9.250     12/15/17         750,000         750,000         753,750
Coffeyville Resources LLC                                      9.000     04/01/15         140,000         139,315         138,600
Compucom Systems, Inc.                                        12.500     10/01/15       1,330,000       1,294,993       1,401,488
Cricket Communications, Inc.                                   9.375     11/01/14         750,000         754,730         761,250
Dae Aviation Holdings, Inc.                                   11.250     08/01/15         200,000         195,078         198,000
Eastman Kodak Co.                                              9.750     03/01/18         750,000         735,152         740,625
Easton-Bell Sports, Inc.                                       9.750     12/01/16         320,000         328,000         331,200
Energy Future Holdings                                        10.000     01/15/20         100,000         100,000          99,750
G F S I, Inc. (C)                                             10.500     06/01/11         715,000         685,658         532,675
Gannett Company, Inc.                                          9.375     11/15/17         125,000         123,228         132,188
Geoeye, Inc.                                                   9.625     10/01/15         750,000         776,768         765,000
Georgia Gulf Corporation                                       9.000     01/15/17         190,000         195,106         192,850
Gray Television, Inc.                                         10.500     06/29/15         500,000         475,179         490,000
Great Atlantic & Pacific Tea Co.                              11.375     08/01/15          35,000          34,185          29,138
International Lease Finance Corporation                        8.625     09/15/15         140,000         137,859         132,650
JohnsonDiversey, Inc.                                          8.250     11/15/19         100,000          99,170         102,750
Lamar Media Corporation                                        8.000     11/01/17         195,000         195,000         200,850
Landry's Restaurants, Inc.                                     7.875     04/15/18         125,000         125,000         125,781
L B I Escrow Corporation                                      11.625     12/01/15         125,000         134,219         130,313
Level 3 Financing, Inc.                                       10.000     02/01/18         750,000         745,641         663,750
Libbey Glass, Inc.                                            10.000     02/15/15         125,000         131,126         130,000
LIN Television Corporation                                     8.375     04/15/18         190,000         192,572         190,000
Magnachip Semiconductor                                       10.500     04/15/18         180,000         180,655         181,350
McClatchy Co.                                                 11.500     02/15/17         275,000         271,766         279,125
Michael Foods, Inc.                                            9.750     07/15/18          75,000          75,000          77,063
Nexstar Broadcasting Group, Inc.                               8.875     04/15/17         175,000         173,887         176,750
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,200,000       1,194,751       1,002,000
Pinnacle Foods Finance LLC                                     9.250     04/01/15          75,000          75,000          76,500
Reddy Ice Corporation                                         13.250     11/01/15         150,000         153,946         144,750
SandRidge Energy, Inc.                                         8.000     06/01/18         360,000         363,882         341,100

---------------------------------------------------------------------------------------------------------------------------------
28

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE RESTRICTED SECURITIES:(A) (CONTINUED)                RATE        DATE         AMOUNT           COST           VALUE
---------------------------------------------------------------------------------------------------------------------------------
SandRidge Energy, Inc.                                         8.750%    01/15/20    $    750,000    $    744,973    $    712,500
Sinclair Television Group, Inc.                                9.250     11/01/17         425,000         414,051         429,250
Spectrum Brands, Inc.                                          9.500     06/15/18         125,000         123,290         129,686
Trimas Corporation                                             9.750     12/15/17          75,000          73,553          75,750
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15       1,075,000       1,097,853         962,125
Univision Comunications, Inc.                                 12.000     07/01/14         200,000         214,020         214,500
ViaSystems, Inc.                                              12.000     01/15/15         175,000         169,126         189,000
West Corporation                                              11.000     10/15/16         150,000         159,111         152,625
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                          15,424,555      14,929,823
                                                                                                     ------------    ------------
CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          777             716            --
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE PREFERRED STOCK                                                                           716            --
                                                                                                     ------------    ------------
PREFERRED STOCK - 0.05%
General Motors Acceptance Corporation, Inc.                                                   143          45,009         111,151
TherOX, Inc. (B)                                                                              103           4,131            --
                                                                                                     ------------    ------------
  TOTAL PREFERRED STOCK                                                                                    49,140         111,151
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                           1,168           4,254            --
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                        4,254            --
                                                                                                     ------------    ------------

  Total Rule 144A Securities                                                                           15,478,665      15,040,974
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $235,371,168    $206,099,003
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

JUNE 30, 2010
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE PUBLIC SECURITIES - 17.51%: (A)                      RATE        DATE         AMOUNT           COST           VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 16.64%
A M C Entertainment, Inc.                                     11.000%    02/01/16     $  1,000,000   $ 1,003,291    $  1,050,000
ACCO Brands Corporation                                       10.625     03/15/15          100,000        98,662         108,500
Affinia Group, Inc.                                            9.000     11/30/14           50,000        48,500          50,250
American Axle & Manufacturing Holding, Inc.                    7.875     03/01/17          750,000       608,625         650,625
American General Finance Corporation                           6.500     09/15/17          375,000       322,500         292,500
Atlas Pipeline Partners                                        8.125     12/15/15          750,000       663,750         690,000
Berry Plastics Corporation                                     8.875     09/15/14          750,000       705,000         721,875
Berry Plastics Corporation (C)                                 5.053     02/15/15          500,000       478,686         473,750
Boyd Gaming Corporation                                        7.125     02/01/16          700,000       630,500         575,750
Boyd Gaming Corporation                                        6.750     04/15/14          150,000       137,250         131,250
Brigham Exploration Co.                                        9.625     05/01/14        1,000,000       970,645       1,005,000
C I T Group, Inc.                                              7.000     05/01/15          415,000       386,988         382,838
Cenveo Corporation                                             7.875     12/01/13        1,300,000     1,192,500       1,248,000
Chaparral Energy, Inc.                                         8.875     02/01/17        1,000,000       991,780         920,000
Crosstex Energy L.P.                                           8.875     02/15/18          225,000       220,445         224,719
Dynegy Holdings, Inc.                                          7.750     06/01/19          830,000       564,400         573,738
Exide Corporation                                             10.500     03/15/13          430,000       432,158         434,300
Ford Motor Credit Co.                                          8.000     06/01/14          125,000       106,282         129,375
Ford Motor Credit Co.                                          7.450     07/16/31          500,000       441,500         451,250
Gencorp, Inc.                                                  9.500     08/15/13          259,000       259,000         261,914
Goodyear Tire & Rubber Co.                                    10.500     05/15/16          100,000        96,326         108,750
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13        1,000,000       948,750         990,000
Harrah's Operating Co.                                        11.250     06/01/17          325,000       313,760         342,063
Hawker Beechcraft Acquisition Co.                              9.750     04/01/17        1,000,000     1,006,785         617,500
Headwaters, Inc.                                              11.375     11/01/14          500,000       518,431         505,000
Hertz Corporation                                             10.500     01/01/16          750,000       775,208         778,125
Hexion Finance Escrow LLC                                      8.875     02/01/18          375,000       358,725         338,438
Intelsat Bermuda Ltd.                                          9.250     06/15/16        1,365,000     1,405,402       1,354,763
Interline Brands, Inc.                                         8.125     06/15/14        1,000,000       992,541       1,001,250
International Coal Group, Inc.                                 9.125     04/01/18          125,000       124,123         125,000
International Lease Finance Corporation                        5.875     05/01/13          750,000       672,250         691,875
Kar Holdings, Inc.                                             8.750     05/01/14           50,000        50,000          50,250
Landry's Restaurants, Inc.                                    11.625     12/01/15           40,000        42,760          41,400
Liberty Media Corporation                                      5.700     05/15/13        1,000,000       951,610       1,022,500
Manitowoc Company, Inc.                                        7.125     11/01/13          200,000       200,000         193,000
Markwest Energy Operating Co.                                  8.750     04/15/18          125,000       123,979         126,250
Markwest Energy Operating Co.                                  6.875     11/01/14           70,000        55,578          67,200
National Mentor Holdings, Inc.                                11.250     07/01/14          375,000       374,531         374,063
Nebraska Book Company, Inc.                                    8.625     03/15/12          750,000       676,875         695,625

---------------------------------------------------------------------------------------------------------------------------------
30

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE PUBLIC SECURITIES:(A) (CONTINUED)                    RATE        DATE         AMOUNT           COST           VALUE
---------------------------------------------------------------------------------------------------------------------------------
Newark Group, Inc.                                             9.750%    03/15/14    $    850,000     $   796,863    $    571,625
Nortek, Inc.                                                  11.000     12/01/13         175,778         173,174         183,249
NXP Funding LLC                                                9.500     10/15/15         750,000         738,750         628,125
Omnicare, Inc.                                                 7.750     06/01/20          75,000          75,000          76,500
Owens Corning, Inc.                                            9.000     06/15/19          55,000          54,112          63,663
Polypore, Inc.                                                 8.750     05/15/12       1,000,000         965,000       1,002,500
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490         988,750
Quebecor Media, Inc.                                           7.750     03/15/16       1,050,000         978,235       1,029,000
Quiksilver, Inc.                                               6.875     04/15/15         315,000         290,463         286,256
RailAmerica, Inc.                                              9.250     07/01/17         240,000         230,589         251,400
Rental Service Corporation                                     9.500     12/01/14         750,000         728,567         745,313
Rite Aid Corporation                                          10.250     10/15/19         175,000         190,344         174,344
Sabre Holdings Corporation                                     8.350     03/15/16         500,000         455,000         477,500
Sanmina-SCI Corporation                                        8.125     03/01/16         375,000         374,063         369,375
Seneca Gaming Corporation                                      7.250     05/01/12         500,000         477,500         488,750
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         370,781
Sprint Capital Corporation                                     6.900     05/01/19         625,000         575,531         565,625
Stanadyne Corporation                                         10.000     08/15/14       1,000,000       1,000,000         910,000
Stewart & Stevenson LLC                                       10.000     07/15/14       1,465,000       1,490,208       1,333,150
Teck Resources Ltd.                                           10.750     05/15/19          65,000          61,926          79,645
Tekni-Plex, Inc.                                               8.750     11/15/13         650,000         653,359         509,438
Tenneco, Inc.                                                  8.125     11/15/15       1,100,000         540,000       1,105,500
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          67,725
Thermadyne Holdings Corporation                               11.500     02/01/14         115,000         115,869         116,438
Ticketmaster Entertainment, Inc.                              10.750     07/28/16         500,000         500,000         538,750
Titan International, Inc.                                      8.000     01/15/12       1,070,000       1,062,100       1,112,800
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         966,118         967,500
United Components, Inc.                                        9.375     06/15/13       1,080,000       1,079,726       1,085,400
United Rentals, Inc.                                          10.875     06/15/16         125,000         121,478         134,063
Verso Paper Holdings LLC                                      11.375     08/01/16         175,000         170,250         149,180
Verso Paper Holdings LLC                                       9.125     08/01/14         350,000         340,375         334,250
Waste Services, Inc.                                           9.500     04/15/14       1,100,000       1,114,521       1,127,500
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                          37,690,708      37,642,781
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               31

JUNE 30, 2010
(Unaudited)

                                                                                                                        MARKET
CORPORATE PUBLIC SECURITIES:(A) (CONTINUED)                                                 SHARES           COST        VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.87%
Bally Total Fitness Holding Corporation (B)                                                    29     $         2    $       --
Chase Packaging Corporation (B)                                                             9,541            --               477
CKX, Inc. (B)                                                                              97,500         784,875         486,525
Directed Electronics, Inc. (B)                                                            368,560       1,856,534         195,337
El Paso Corporation (B)                                                                    65,000         808,362         722,150
Intrepid Potash, Inc. (B)                                                                     365          11,680           7,143
ITC^DeltaCom, Inc. (B)                                                                    178,666       1,563,327         259,066
Nortek, Inc. (B)                                                                              175               1           7,350
Rue21, Inc. (B)                                                                               650          12,350          19,721
Supreme Industries, Inc.                                                                  125,116         267,319         270,251
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                    5,304,450       1,968,020
                                                                                                     ------------    ------------

TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 42,995,158    $ 39,610,801
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL                      MARKET
SHORT-TERM SECURITIES:                                      RATE/YIELD     DATE         AMOUNT           COST          VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.88%
Citigroup Funding, Inc.                                        0.250%    07/09/10    $  2,500,000    $  2,499,861    $  2,499,861
Wisconsin Electric Power Co.                                   0.180     07/06/10       1,750,000       1,749,956       1,749,956
                                                                                                     ------------    ------------
  TOTAL SHORT-TERM SECURITIES                                                                        $  4,249,817    $  4,249,817
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             110.49%                                $282,616,143    $249,959,621
                                                                                                     ============    ------------
  Other Assets                                                  3.32                                                    7,513,587
  Liabilities                                                 (13.81)                                                 (31,243,214)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $226,229,994
                                                              ======                                                 ============



(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/10.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. As of June 30, 2010, the value of these securities amounted to $191,058,029 or 84.45% of net assets.
 ^  Effective yield at purchase
PIK - Payment-in-kind


---------------------------------------------------------------------------------------------------------------------------------
32

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 3.94%                                                     BROADCASTING & ENTERTAINMENT - 2.45%
A E Company, Inc.                               $  3,168,184          CKX, Inc.                                       $    486,525
Dae Aviation Holdings, Inc.                          198,000          Clear Channel Worldwide Holdings, Inc.               753,750
Gencorp, Inc.                                        261,914          Geoeye, Inc.                                         765,000
P A S Holdco LLC                                   3,803,970          Gray Television, Inc.                                490,000
Visioneering, Inc.                                 1,489,470          Lamar Media Corporation                              200,850
                                                ------------          Liberty Media Corporation                          1,022,500
                                                   8,921,538          LIN Television Corporation                           190,000
                                                ------------          Nexstar Broadcasting Group, Inc.                     176,750
AUTOMOBILE - 5.50%                                                    Sinclair Television Group, Inc.                      429,250
American Axle & Manufacturing Holding, Inc.          650,625          Univision Communications, Inc.                       214,500
Exide Corporation                                    434,300          Workplace Media Holding Co.                          811,437
Goodyear Tire & Rubber Co.                           108,750                                                          ------------
Jason, Inc.                                           48,184                                                             5,540,562
Nyloncraft, Inc.                                   1,021,875                                                          ------------
Ontario Drive & Gear Ltd.                            609,327          BUILDINGS & REAL ESTATE - 1.12%
Qualis Automotive LLC                              2,886,238          K W P I Holdings Corporation                       2,350,726
Tenneco, Inc.                                      1,105,500          Owens Corning, Inc.                                   63,663
Titan International, Inc.                          1,112,800          Texas Industries, Inc.                                67,725
Transtar Holding Company                           3,388,629          TruStile Doors, Inc.                                  51,863
United Components, Inc.                            1,085,400                                                          ------------
                                                ------------                                                             2,533,977
                                                  12,451,628                                                          ------------
                                                ------------          CHEMICAL, PLASTICS & RUBBER - 0.65%
BEVERAGE, DRUG & FOOD - 6.85%                                         Capital Specialty Plastics, Inc.                   1,126,577
Eatem Holding Company                              3,014,553          Hexion Finance Escrow LLC                            338,438
Golden County Foods Holding, Inc.                  2,284,126                                                          ------------
Hospitality Mints Holding Company                  2,076,787                                                             1,465,015
Landry's Restaurants, Inc.                           167,181                                                          ------------
L H D Europe Holding, Inc.                            24,225
Michael Foods, Inc.                                   77,063
Spartan Foods Holding Company                      1,940,320
Specialty Commodities, Inc.                        2,715,337
Waggin' Train Holdings LLC                         3,189,737
                                                ------------
                                                  15,489,329
                                                ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                33

JUNE 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
CONSUMER PRODUCTS - 10.29%                                            DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 8.99%
Aero Holdings, Inc.                             $  2,928,238          A H C Holding Company, Inc.                     $  2,870,960
Bravo Sports Holding Corporation                   2,493,009          Arrow Tru-Line Holdings, Inc.                      1,611,581
Custom Engineered Wheels, Inc.                     2,577,125          C D N T, Inc.                                      1,375,582
Eastman Kodak Co.                                    740,625          Great Lakes Dredge & Dock Corporation                990,000
Easton-Bell Sports, Inc.                             331,200          Headwaters, Inc.                                     505,000
G F S I, Inc.                                        532,675          K P I Holdings, Inc.                               1,790,544
JohnsonDiversey, Inc.                                102,750          MEGTEC Holdings, Inc.                              2,052,966
K N B Holdings Corporation                         2,259,666          Milwaukee Gear Company                             2,118,461
Kar Holdings, Inc.                                    50,250          Nortek, Inc.                                         190,599
Manhattan Beachwear Holding Company                3,018,221          Polypore, Inc.                                     1,002,500
Momentum Holding Co.                                 497,958          O E C Holdings Corporation                         1,497,219
R A J Manufacturing Holdings LLC                   2,442,844          Postle Aluminum Company LLC                        1,601,424
Reddy Ice Corporation                                144,750          Thermadyne Holdings Corporation                      116,438
Royal Baths Manufacturing Company                  1,173,334          Trimas Corporation                                    75,750
The Tranzonic Companies                            3,984,517          Truck Bodies & Equipment International             1,385,725
Walls Industries, Inc.                                  --            Xaloy Superior Holdings, Inc.                      1,161,422
                                                ------------                                                          ------------
                                                  23,277,162                                                            20,346,171
                                                ------------                                                          ------------
CONTAINERS, PACKAGING & GLASS - 4.92%                                 DIVERSIFIED/CONGLOMERATE, SERVICE - 12.08%
Berry Plastics Corporation                         1,195,625          A S C Group, Inc.                                  2,591,203
Chase Packaging Corporation                              477          A W X Holdings Corporation                         1,340,039
Flutes, Inc.                                         229,596          ACCO Brands Corporation                              108,500
Maverick Acquisition Company                         578,460          Advanced Technologies Holdings                     2,628,141
P I I Holding Corporation                          3,065,167          Affinia Group, Inc.                                   50,250
Packaging Dynamics Corporation of America          1,002,000          Apex Analytix Holding Corporation                  2,461,712
Paradigm Packaging, Inc.                           2,398,489          Clough, Harbour, and Associates                    2,785,320
Pregis Corporation                                   988,750          Crane Rental Corporation                           2,353,804
Tekni-Plex, Inc.                                     509,438          Diversco, Inc./DHI Holdings, Inc.                  2,970,629
Vitex Packaging Group, Inc.                        1,160,985          Dwyer Group, Inc.                                  1,549,834
                                                ------------          Insurance Claims Management, Inc.                    287,161
                                                  11,128,987          Interline Brands, Inc.                             1,001,250
                                                ------------          Mail Communications Group, Inc.                    1,354,393
DISTRIBUTION - 1.74%                                                  Nesco Holdings Corporation                         2,770,950
Duncan Systems, Inc.                               1,477,194          Northwest Mailing Services, Inc.                   2,605,061
F C X Holdings Corporation                         2,468,868          Pearlman Enterprises, Inc.                              --
                                                ------------          Sabre Holdings Corporation                           477,500
                                                   3,946,062                                                          ------------
                                                ------------                                                            27,335,747
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
34

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
ELECTRONICS - 0.64%                                                   HOME & OFFICE FURNISHINGS, HOUSEWARES &
Connecticut Electric, Inc.                      $    873,857          DURABLE CONSUMER PRODUCTS - 8.68%
Directed Electronics, Inc.                           195,337          Connor Sport Court International, Inc.          $  2,614,058
Sanmina-SCI Corporation                              369,375          H M Holding Company                                  513,825
                                                ------------          Home Decor Holding Company                         2,411,706
                                                   1,438,569          Justrite Manufacturing Acquisition Co.             1,795,925
                                                ------------          K H O F Holdings, Inc.                               270,607
FINANCIAL SERVICES - 2.56%                                            Libbey Glass, Inc.                                   130,000
American General Finance Corporation                 292,500          Monessen Holding Corporation                       1,671,395
C I T Group, Inc.                                    382,838          Quiksilver, Inc.                                     286,256
Cemex Finance LLC                                    361,828          Spectrum Brands, Inc.                                129,686
Citigroup Funding, Inc.                            2,499,861          Stanton Carpet Holding Co.                         2,191,119
Ford Motor Credit Co.                                580,625          Transpac Holding Company                           1,684,356
General Motors Acceptance Corporation, Inc.          111,151          U M A Enterprises, Inc.                            2,182,867
Hawker Beechcraft Acquisition Co.                    617,500          U-Line Corporation                                 2,076,702
Highgate Capital LLC                                    --            Wellborn Forest Holding Co.                        1,679,723
International Lease Finance Corporation              824,525                                                          ------------
L B I Escrow Corporation                             130,313                                                            19,638,225
                                                ------------                                                          ------------
                                                   5,801,141          LEISURE, AMUSEMENT & ENTERTAINMENT - 3.08%
                                                ------------          A M C Entertainment, Inc.                          1,050,000
HEALTHCARE, EDUCATION & CHILDCARE - 4.44%                             Bally Total Fitness Holding Corporation                 --
American Hospice Management                                           Boyd Gaming Corporation                              707,000
Holding LLC                                        4,041,424          Harrah's Operating Escrow LLC                        342,063
F H S Holdings LLC                                      --            Savage Sports Holding, Inc.                        2,875,296
National Mentor Holdings, Inc.                       374,063          Seneca Gaming Corporation                            488,750
Synteract Holdings Corporation                     2,618,179          Ticketmaster Entertainment, Inc.                     538,750
Touchstone Health Partnership                           --            Tunica-Biloxi Gaming Authority                       962,125
Wheaton Holding Corporation                        3,000,032                                                          ------------
                                                ------------                                                             6,963,984
                                                  10,033,698                                                          ------------
                                                ------------

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                                                                                                                                35

JUNE 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
MACHINERY - 9.29%                                                     NATURAL RESOURCES - 1.53%
A S A P Industries LLC                          $  1,198,931          Appleton Papers, Inc.                           $    249,975
Davis-Standard LLC                                 2,347,977          Cenveo Corporation                                 1,349,750
E S P Holdco, Inc.                                 2,326,403          Georgia Culf Corporation                             192,850
K-Tek Holdings Corporation                         3,054,261          International Coal Group, Inc.                       125,000
M V I Holding, Inc.                                1,175,484          Intrepid Potash, Inc.                                  7,143
Manitowoc Company, Inc.                              193,000          SandRidge Energy, Inc.                             1,053,600
Navis Global                                         578,746          Verso Paper Holdings LLC                             483,430
NetShape Technologies, Inc.                        1,219,428                                                          ------------
Pacific Consolidated Holdings LLC                  1,237,206                                                             3,461,748
Power Services Holding Company                     2,338,352                                                          ------------
R E I Delaware Holding, Inc.                       2,551,485          OIL & GAS - 2.85%
Safety Speed Cut Manufacturing Company, Inc.         274,395          Atlas Pipeline Partners                              690,000
Stanadyne Corporation                                910,000          Brigham Exploration Co.                            1,005,000
Stewart & Stevenson LLC                            1,333,150          Coffeyville Resources LLC                            138,600
Supreme Industries, Inc.                             270,251          Chaparral Energy, Inc.                               920,000
                                                ------------          International Offshore Services LLC                2,581,340
                                                  21,009,069          Total E & S, Inc.                                  1,108,008
                                                ------------                                                          ------------
MEDICAL DEVICES/BIOTECH - 3.91%                                                                                          6,442,948
Coeur, Inc.                                        1,337,821                                                          ------------
E X C Acquisition Corporation                         61,082          PHARMACEUTICALS - 1.21%
ETEX Corporation                                        --            CorePharma LLC                                     2,737,630
MedSystems Holdings LLC                            1,369,618                                                          ------------
MicroGroup, Inc.                                   2,282,772          PUBLISHING/PRINTING - 1.05%
OakRiver Technology, Inc.                          1,117,517          Gannett Company, Inc.                                132,188
Omnicare, Inc.                                        76,500          McClatchy Co.                                        279,125
Precision Wire Holding Company                     2,604,283          Newark Group, Inc.                                   571,625
TherOX, Inc.                                            --            Quebecor Media, Inc.                               1,029,000
                                                ------------          Sheridan Acquisition Corporation                     370,781
                                                   8,849,593                                                          ------------
                                                ------------                                                             2,382,719
MINING, STEEL, IRON & NON-PRECIOUS                                                                                    ------------
METALS - 1.36%                                                        RETAIL STORES - 0.92%
T H I Acquisition, Inc.                            2,040,000          Bon-Ton Stores, Inc.
Teck Resources Ltd.                                   79,645          Great Atlantic & Pacific Tea Co.                      29,138
Tube City IMS Corporation                            967,500          Nebraska Book Company, Inc.                          695,625
                                                ------------          Olympic Sales, Inc.                                  199,361
                                                   3,087,145          Pinnacle Foods Finance LLC                            76,500
                                                ------------          Rental Service Corporation                           745,313
                                                                      Rite Aid Corporation                                 174,344
                                                                      Rue21, Inc.                                           19,721
                                                                      United Rentals, Inc.                                 134,063
                                                                                                                      ------------
                                                                                                                         2,074,065
                                                                                                                      ------------

See Notes to Consolidated Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
36

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
TECHNOLOGY - 3.21%                                                    WASTE MANAGEMENT/POLLUTION - 1.47%
Advanced Micro Devices, Inc.                    $    744,375          Terra Renewal LLC                               $  2,198,833
Compucom Systems, Inc.                             1,401,488          Torrent Group Holdings, Inc.                            --
Magnachip Semiconductor                              181,350          Waste Services, Inc.                               1,127,500
NXP Funding LLC                                      628,125                                                          ------------
Sencore Holding Company                            1,531,035                                                             3,326,333
Smart Source Holdings LLC                          2,573,887                                                          ------------
ViaSystems, Inc.                                     189,000
                                                ------------          Total Investments - 110.49%                     $249,959,621
                                                   7,249,260                                                          ============
                                                ------------
TELECOMMUNICATIONS - 3.55%
All Current Holding Company                        1,261,555
Cricket Communications, Inc.                         761,250
Intelsat Bermuda Ltd.                              1,354,763
ITC^DeltaCom, Inc.                                   259,066
Level 3 Financing, Inc.                              663,750
Sprint Capital Corporation                           565,625
Sundance Investco LLC                                   --
Telecorps Holdings, Inc.                           3,017,681
West Corporation                                     152,625
                                                ------------
                                                   8,036,315
                                                ------------
TRANSPORTATION - 0.63%
Avis Budget Car Rental LLC                            85,213
Hertz Corporation                                    778,125
NABCO, Inc.                                          312,500
RailAmerica, Inc.                                    251,400
                                                ------------
                                                   1,427,238
                                                ------------
UTILITIES - 1.58%
Crosstex Energy, L.P.                                224,719
Dynegy Holdings, Inc.                                573,738
El Paso Corporation                                  722,150
Energy Future Holdings                                99,750
Markwest Energy Operating Co.                        193,450
Wisconsin Electric Power                           1,749,956
                                                ------------
                                                   3,563,763
                                                ------------


See Notes to Consolidated Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

1.    HISTORY
      MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

      The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

      On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

      A. VALUATION OF INVESTMENTS:
      Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

      Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to a transaction that is exempt from registration under the 1933 Act.

      The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

      The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing
--------------------------------------------------------------------------------
38

                                                  MassMutual Corporate Investors

(UNAUDITED)

      each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

      The consolidated financial statements include private placement restricted securities valued at $191,058,029 (84.45% of net assets) as of June 30, 2010 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2010, subject to discount where appropriate, and are approved by the Trustees.

      Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

      In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("U.S. GAAP"), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

            Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
            Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

      The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2010:

      ASSETS:                         TOTAL                 LEVEL 1              LEVEL 2                LEVEL 3
      -------------------------------------------------------------------------------------------------------------
      Restricted Securities
        Bonds                      $175,587,665            $       --           $14,929,823           $160,657,842
        Common Stock                 14,857,100                    --                    --             14,857,100
        Preferred Stock               8,765,650                    --               111,151              8,654,499
        Partnerships and LLCs         6,888,588                    --                    --              6,888,588
      Public Securities
        Bonds                        37,642,781                    --            37,642,781                     --
        Common Stock                  1,968,020             1,960,670                 7,350                     --
        Preferred Stock                      --                    --                    --                     --
      Short-term Securities           4,249,817                    --             4,249,817                     --
      -------------------------------------------------------------------------------------------------------------
      TOTAL                        $249,959,621            $1,960,670           $56,940,922           $191,058,029

      Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                                                                                         UNREALIZED
                                                   TOTAL GAINS         PURCHASES,                                     GAINS & LOSSES
                                 BEGINNING          OR LOSSES      SALES, ISSUANCES  TRANSFERS           ENDING        IN NET INCOME
                                  BALANCE           (REALIZED/       & SETTLEMENTS   IN AND/OR         BALANCE AT       FROM ASSETS
      ASSETS:                  AT 12/31/2009        UNREALIZED)          (NET)     OUT OF LEVEL 3      06/30/2010       STILL HELD
      ------------------------------------------------------------------------------------------------------------------------------
      Restricted Securities
        Bonds                   $152,772,751        $2,190,029         $5,695,062     $    --        $160,657,842        $  410,289
        Common Stock              14,693,318           761,936           (598,154)         --          14,857,100           378,804
        Preferred Stock            6,638,626         1,889,830            126,043          --           8,654,499         1,475,779
        Partnerships and LLCs      6,678,496           169,204             40,888          --           6,888,588           169,204
      Public Securities
        Bonds                             10                (8)                (2)         --                  --                --
      ------------------------------------------------------------------------------------------------------------------------------
                                $180,783,201        $5,010,991         $5,263,837     $    --        $191,058,029        $2,434,076

--------------------------------------------------------------------------------

(UNAUDITED)

      B. ACCOUNTING FOR INVESTMENTS:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

      Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

      C. USE OF ESTIMATES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      D. FEDERAL INCOME TAXES:
      The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

      The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

      The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2010, the MMCI Subsidiary Trust has accrued income tax expense of $1,308.

      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2010, the MMCI subsidiary Trust has a deferred tax liability of $145,855.

      Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the six months ended June 30, 2010.

      E. DISTRIBUTIONS TO SHAREHOLDERS:
      The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

      F. EXPENSE REDUCTION:
      Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2010, there were no credit balances used to reduce custodian fees.

3.    INVESTMENT SERVICES CONTRACT
      A. SERVICES:
      Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
--------------------------------------------------------------------------------
40

                                                  MassMutual Corporate Investors

(UNAUDITED)

      B. FEE:
      For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

      C. BASIS FOR BOARD RENEWAL OF CONTRACT::
      At a meeting of the Board of Trustees held on April 16, 2010, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

      Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

      Among  other things, the Trustees discussed and considered with management
      (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting, and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

      NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

      In evaluating the scope and quality of the services provided by Babson Capital, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract;
      (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and
      (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

      INVESTMENT PERFORMANCE

      The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5-, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

      ADVISORY   FEE/COST   OF  SERVICES  PROVIDED  AND  PROFITABILITY/MANAGER'S
      "FALL-OUT" BENEFITS

      In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Participation Investors, which also is advised by Babson Capital. Under the terms of its Investment Advisory and Administrative Services Contract, MassMutual Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the
--------------------------------------------------------------------------------

(UNAUDITED)

      Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P., and Tower Square Capital Partners III, L.P., each a private mezzanine debt fund also managed by Babson Capital, and that the fee the Trust charged compares favorably.

      At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

      ECONOMIES OF SCALE

      Finally, the Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, around the value of the Trust's current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.    SENIOR SECURED INDEBTEDNESS
      MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2010, the Trust incurred total interest expense on the Note of $792,000.

      The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.    PURCHASES AND SALES OF INVESTMENTS
                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                      06/30/2010
                                                      ----------
                                               COST                PROCEEDS
                                                OF                   FROM
                                            INVESTMENTS            SALES OR
                                              ACQUIRED            MATURITIES
                                            -----------          -----------
      Corporate restricted securities       $23,555,310          $15,706,359
      Corporate public securities            12,815,071           11,708,219

      The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2010. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2010 is $32,656,522 and consists of $19,920,680 appreciation and $52,577,202 depreciation.

      Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $145,855 on net unrealized gains on the MMCI Subsidiary Trust.

6.    QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                     MARCH 31, 2010
                                                AMOUNT          PER SHARE
                                              ----------        ---------
      Investment income                       $6,096,825
      Net investment income                    4,871,657          $0.52
      Net realized and unrealized
        gain on investments (net of taxes)       850,850           0.09

                                                     JUNE 30, 2010
                                                AMOUNT          PER SHARE
                                              ----------        ---------
      Investment income                       $6,319,951
      Net investment income                    5,070,723          $0.54
      Net realized and unrealized
        gain on investments (net of taxes)     4,922,366           0.52

--------------------------------------------------------------------------------
42

                                                  MassMutual Corporate Investors

(UNAUDITED)


      7. RESULTS OF SHAREHOLDER MEETING
      The Annual Meeting of Shareholders was held on Friday, April 16, 2010. The Shareholders were asked to vote to re-elect as trustees Donald E. Benson, Donald Glickman, and Robert E. Joyal for three year terms. The Shareholders approved the proposals. The Trust's other Trustees, William
      J. Barrett, Michael H. Brown, Martin T. Hart, Corine T. Norgaard, Clifford
      M. Noreen, and Maleyne M. Syracuse continued to serve their respective terms following the April 16, 2010 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

                                                               % OF SHARES
      SHARES FOR              WITHHELD           TOTAL          VOTED FOR
      Donald E. Benson
      7,556,960               108,989          7,665,949            98.58%
      Donald Glickman
      7,550,332               115,617          7,665,949            98.49%
      Robert E. Joyal
      7,575,476                90,473          7,665,949            98.82%

8.    BY-LAWS AMENDMENT
      On April 16, 2010, the Board of Trustees approved an amendment to the By-Laws of the Trust to include an advance notice provision that would require shareholders seeking to nominate Trustee candidates or bring business before an annual meeting to provide timely notice to the Trust, consistent with certain specified requirements, of their intent to do so.










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
















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
                                                  MassMutual Corporate Investors

MEMBERS OF THE BOARD
OF TRUSTEES

Donald Glickman

Robert E. Joyal

William J. Barrett

Michael H. Brown*

Donald E. Benson*

Dr. Corine T. Norgaard*

Clifford M. Noreen

Martin T. Hart

Maleyne M. Syracuse

*Member of the Audit committee



OFFICERS

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Patricia J. Walsh
Vice President, Secretary
& Chief Legal Officer

Jill A. Fields
Vice President

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The  reinvestment  of  dividends  does  not,  in  anyway,  relieve participating shareholders  of  any  Federal,  state  or  local  tax.  For  Federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Transfer Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

MASSMUTUAL
CORPORATE INVESTORS














CI5233

ITEM 2.  CODE OF ETHICS.

         Not applicable to this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable to this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable to this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 8, 2010
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 8, 2010
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           September 8, 2010
                ------------------------------